EXHIBIT 3.1




              AMENDMENT TO THE RESTATED CERTIFICATE AND AGREEMENT
         OF LIMITED PARTNERSHIP OF REAL ESTATE ASSOCIATES LIMITED III

                  This Amendment to the Restated Certificate and Agreement of Limited Partnership, as amended to date (the "Partnership Agreement"), of Real Estate Associates Limited III, a California limited partnership (the "Partnership"), is made and entered into as of January 12, 2005, by and among National Partnership Investments Corp., a California corporation ("NAPICO"), as general partner of the Partnership, National Partnership Investments Associates, a California limited partnership ("NAPIA"), as general partner of the Partnership, and NAPICO, as attorney-in-fact for the limited partners of the Partnership.

                  WHEREAS, NAPICO, NAPIA and limited partners owning a majority of the outstanding limited partnership interests of the Partnership have approved this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Section 9.3(d) of the Partnership Agreement is hereby amended to read in its entirety as follows:

                  "(d) upon any sale or refinancing, the Partnership shall not reinvest any proceeds thereof;"

                  2. Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Partnership Agreement shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                    NATIONAL PARTNERSHIP INVESTMENTS CORP.,
                                      as General Partner

                                    By: /s/ Jeffrey H. Sussman
                                        ----------------------------------------
                                         Jeffrey H. Sussman,
                                         Senior Vice President, General
                                           Counsel and Secretary


                                    NATIONAL PARTNERSHIP INVESTMENTS ASSOCIATES,
                                      as General Partner

                                    By: /s/ Nicholas G. Ciriello
                                        ----------------------------------------
                                         Nicholas G. Ciriello,
                                         General Partner


                                    NATIONAL PARTNERSHIP INVESTMENTS CORP.,
                                    as Attorney-in-Fact for the Limited Partners

                                    By: /s/ Jeffrey H. Sussman
                                        ----------------------------------------
                                         Jeffrey H. Sussman,
                                         Senior Vice President, General
                                           Counsel and Secretary

              AMENDMENT TO THE RESTATED CERTIFICATE AND AGREEMENT
         OF LIMITED PARTNERSHIP OF REAL ESTATE ASSOCIATES LIMITED III

                  This Amendment to the Restated Certificate and Agreement of Limited Partnership, as amended to date (the "Partnership Agreement"), of Real Estate Associates Limited III, a California limited partnership (the "Partnership"), is made and entered into as of January 12, 2005, by and among National Partnership Investments Corp., a California corporation ("NAPICO"), as general partner of the Partnership, National Partnership Investments Associates, a California limited partnership ("NAPIA"), as general partner of the Partnership, and NAPICO, as attorney-in-fact for the limited partners of the Partnership.

                  WHEREAS, NAPICO, NAPIA and limited partners owning a majority of the outstanding limited partnership interests of the Partnership have approved this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Section 9.3(t) of the Partnership Agreement is hereby amended to read in its entirety as follows:

                  "(t) the Partnership shall not sell all or substantially all of the Partnership's assets in a single transaction or a series of related transactions without obtaining the consent of Limited Partners owning a majority of the outstanding Limited Partnership Interests; provided, however, that the foregoing will not apply to a sale of a single Project (or a sale of Project Interests related to a single Project) that is not part of a series of related transactions involving the sale of multiple Projects (or Project Interests related to multiple Projects) that constitute all or substantially all of the Projects."

                  2. Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Partnership Agreement shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                    NATIONAL PARTNERSHIP INVESTMENTS CORP.,
                                      as General Partner

                                    By: /s/ Jeffrey H. Sussman
                                        ----------------------------------------
                                         Jeffrey H. Sussman,
                                         Senior Vice President, General
                                           Counsel and Secretary


                                    NATIONAL PARTNERSHIP INVESTMENTS ASSOCIATES,
                                      as General Partner

                                    By: /s/ Nicholas G. Ciriello
                                        ----------------------------------------
                                         Nicholas G. Ciriello,
                                         General Partner


                                    NATIONAL PARTNERSHIP INVESTMENTS CORP.,
                                    as Attorney-in-Fact for the Limited Partners

                                    By: /s/ Jeffrey H. Sussman
                                        ----------------------------------------
                                         Jeffrey H. Sussman,
                                         Senior Vice President, General
                                           Counsel and Secretary